Exhibit 10.12B

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 1

to the

Exclusive License Agreement

This Amendment No. 1, dated as of August 4, 2014, is entered into between Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute, a Washington non-profit corporation (“Licensor”) and Juno Therapeutics, Inc., a Delaware corporation (“Licensee”)

•	Licensor and Licensee previously entered into an Exclusive License Agreement, dated as of February 13, 2014 (“Original Agreement”).

•	Licensor and Licensee want to amend the Original Agreement to add patent application(s) to the Licensed Patents, all as set forth below.

Accordingly, the parties agree as follows:

1. Exhibit A. Exhibit A is hereby amended to add the following patent application(s):

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2. Exhibit A Restated. Exhibit A, in full, now reads as follows:

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3. Full Force and Effect. Except as modified by this Amendment No. 1, all other terms of the Original Agreement will remain in full force and effect.

Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute and Juno Therapeutics, Inc., Exclusive License Agreement, Amendment 1, Page 2 of 2

JUNO THERAPEUTICS, INC.		SEATTLE CHILDREN’S HOSPITAL D/B/A SEATTLE CHILDREN’S RESEARCH INSTITUTE

By:	/s/ H. Bishop	By:	/s/ James B. Hendricks, PhD
Name:	H. Bishop	Name:	James B. Hendricks, PhD
Title:	C.E.O.	Title:	President, Seattle Children’s Research Institute

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